UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2006

PERCEPTRON, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	0-20206	38-2381442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-2461
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 414-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 7, 2006, the Management Development, Compensation and Stock Option Committee (the “Management Development Committee”) of Perceptron, Inc. (the “Company”) and the Board of Directors (the “Board”) of the Company took the following actions relating to director compensation:

Director Compensation Matters

The form and amount of compensation paid to the Company’s non-employee directors is reviewed from time to time by the Management Development Committee. The Company’s standard director cash compensation arrangements have consisted of an annual cash retainer and per meeting fees for attending each Board meeting. In considering the various components of the non-employee directors’ cash compensation, the Management Development Committee recommended to the Board that director cash compensation consist of separate annual cash retainers for serving on the Board and on each committee on which a director serves, and an annual cash retainer for serving as a committee chair or as lead director. On August 7, 2006, upon the recommendation of the Management Development Committee, the Board approved the following compensation arrangement for non-management Directors, effective as of September 1, 2006:

A. Annual Cash Compensation

1.	Continuation without change of Annual Cash Retainer of $20,000, payable in quarterly installments of $5,000.

2.	Annual Committee Retainer of $3,000 for service on each committee, payable in quarterly installments of $750.

3.	Annual Committee Chair Retainer (other than Audit Committee) of $5,000, payable in quarterly installments of $1,250, to be paid in lieu of Annual Committee Retainer.

4.	Annual Audit Committee Retainer of $8,000, payable in quarterly installments of $2,000, to be paid in lieu of Annual Committee Retainer.

5.	Annual Lead Director Retainer of $5,000, payable in quarterly installments of $1,250, to be paid in addition to any other retainer.

6.	Directors are also reimbursed out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee on which a director is a member.

B. Meeting Fees

1.	Continuation without change of Board of Directors Per Meeting Fee of $1,250, for each meeting of the Board of Directors.

2.	No Committee Per Meeting Fees.

C. Stock Options

On August 7, 2006, effective September 1, 2006, the Management Development Committee awarded to each non-management Director non-qualified stock options under the 2004 Stock Incentive Plan to purchase 8,000 shares, vesting one-fourth on each of the first four anniversaries of the grant date, expiring ten (10) years from the grant date. The options will be issued on the form of Non-Qualified Stock Option Agreement Terms for Directors described below.

On August 7, 2006, the Management Development Committee approved the form of the Non-Qualified Stock Option Agreement Terms - Board of Directors under the Perceptron, Inc. 2004 Stock Incentive Plan, a copy of which is filed as Exhibit 10.1.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

C.	Exhibits.

Exhibit No.	Description

10.1	Form of Non-Qualified Stock Option Agreement Terms - Board of Directors under the Perceptron, Inc. 2004 Stock
Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.
(Registrant)

Date: August 10, 2006	/s/ David W. Geiss
By: David Geiss
Title: Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Form of Non-Qualified Stock Option Agreement Terms - Board of Directors under the Perceptron, Inc. 2004 Stock
Incentive Plan